Colt Depositor, LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans originated by Caliber Home Loans, Inc. (“CHL”) and acquired by LSRMF Acquisitions I, LLC (the “Client”) through both flow and bulk transactions. The Review was conducted from November 2016 through August 2017 via files imaged and provided by CHL for review.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC. The final population of the Review covered 925 mortgage loans totaling an aggregate original principal balance of approximately $429.2 million. The mortgage loans were originated from November 2016 to August 2017 by CHL or its correspondents.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations listed below.

Identity of NRSRO	Title and Date of Criteria
DBRS, Inc.	Third-Party Due Diligence Criteria for U.S. RMBS Transactions, September 2014
Fitch Ratings, Inc.	U.S. RMBS Ratings Criteria, June 22, 2017

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available, included the following data fields:

Amortization Term	Interest Rate Initial Floor	Occupancy	Property Type
Amortization Type	Interest Rate Life Max	Original CLTV	Representative FICO
Borrower Self-Employed?	Interest Rate Life Min	Original Interest Rate	State
City	Investor: Qualifying Total Debt Ratio	Original Loan Amount	Zip
Contract Sales Price	Lien Position	Original LTV
First Payment Date	Lookback Period	Original Term
Index Type	LTV Valuation Value	Originator Application Date
Interest Rate Change Frequency	Margin	Originator Loan Designation
Interest Rate Initial Cap	Note Date	PMI Coverage %

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

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Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

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Title Review: Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors’ requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) analyzed the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and considered whether such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be

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no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the “SFIG Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period;

vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

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iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s).

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements.

f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

g)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.

h)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

i)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.

j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

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i)	confirm current applicable HUD form was provided;

ii)	determination that the mortgage loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;

ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and

x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):

i)	confirm the presence of LE for applications on or after October 3, 2015;

ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;

iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;

vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);

viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and

ix)	confirm LE was not provided to the borrower on or after the date of the CD.

b)	Closing Disclosure (CD) (§§1026.19 and 38):

i)	confirm the presence of CD for applications on or after October 3, 2015;

ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;

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iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;

vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):

i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and

ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

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For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability (the consumer’s current employment status); (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation; and

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

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AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

●	Initial application (1003);

●	Underwriting summary / loan approval (1008);

●	Credit report;

●	Income and employment documentation;

●	4506T;

●	Asset documentation;

●	Sales contract;

●	Hazard and/or flood insurance policies;

●	Copy of note for any junior liens;

●	Appraisal;

●	Title/Preliminary Title;

●	Final 1003;

●	Changed circumstance documentation;

●	Right of Rescission Disclosure;

●	Mortgage/Deed of Trust;

●	Note;

●	Mortgage Insurance;

●	Tangible Net Benefit Disclosure;

●	Subordination Agreement;

●	FACTA disclosures;

●	Notice of Special Flood Hazards;

●	Initial and final GFE’s;

●	HUD from sale of previous residence;

●	Final HUD-1;

●	Initial TIL;

●	Final TIL;

●	Loan Estimates;

●	Closing Disclosures; and

●	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Not applicable.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 above.

TAPE INTEGRITY REVIEW SCOPE

The review covered data, when available, which included a total of 31 unique fields. Not all potential fields would be present on or applicable to each loan (ex. a fixed rate loan would not have interest rate change information). The number of times each field was compared to a tape value is listed below:

Label	Total Times Compared
Amortization Term	925
Amortization Type	925
Borrower Self-Employed?	925
City	925
Contract Sales Price	782
First Payment Date	925
Index Type	529
Interest Rate Change Frequency	94
Interest Rate Initial Cap	435
Interest Rate Initial Floor	435
Interest Rate Life Max	530
Interest Rate Life Min	530
Investor: Qualifying Total Debt Ratio	925
Lien Position	925
Lookback Period	528
LTV Valuation Value	925
Margin	529
Note Date	888
Occupancy	925
Original CLTV	925
Original Interest Rate	925
Original Loan Amount	925
Original LTV	925
Original Term	925
Originator Application Date	38
Originator Loan Designation	925
PMI Coverage%	2
Property Type	27
Representative FICO	925
State	925
Zip	925

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 925 mortgage loans reviewed, 812 unique mortgage loans had 1,854 different tape discrepancies across seventeen (17) data fields (some mortgage loans had more than one data delta). The largest variances were found on Note Dates, Interest Rate Life Max, Interest Rate Life Min, Interest Rate Initial Floor, and Investor: Qualifying Total Debt Ratio.

Note Date variances are primarily due to differences between tape data showing disbursement dates versus actual Note Dates. Interest Rate related field (Max, Min, etc.) variances were frequently due to rounding differences because the provided data tape only rounded to one instead of two places. Qualifying Total Debt Ratio variances are the difference on the percentage of income dedicated toward making debt payments. These variances occur frequently due to differences in calculating complex incomes. Total Debt Ratio and Investor: Qualifying Total Debt Ratio variances that were less than or equal to 300 basis points of absolute value are not included in the population below.

Delta Field	# Mortgage Loans	% of Mortgage Loans
Note Date	630	68.11%
Interest Rate Life Max	382	41.30%
Interest Rate Life Min	325	35.14%
Interest Rate Initial Floor	246	26.59%
Investor: Qualifying Total Debt Ratio	126	13.62%
Originator Loan Designation	61	6.59%
LTV Valuation Value	34	3.68%
Borrower Self-Employed?	16	1.73%
Originator Application Date	13	1.41%
City	4	0.43%
Representative FICO	4	0.43%
Contract Sales Price	3	0.32%
Margin	3	0.32%
Property Type	3	0.32%
Original Interest Rate	2	0.22%
First Payment Date	1	0.11%
Original LTV	1	0.11%

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OVERALL RESULTS SUMMARY

After considering the grading implications of the Compliance, Credit, and Property/Valuation sections below, 98.96% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B.” The sole “C” grade was related to a secondary valuation product with a valuation variance of greater than 10% from the original appraisal value. Please see the Exception Detail section below for additional details of exception counts by exception type.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	94	10.16%
B	830	89.73%
C	1	0.11%
Total	925	100.00%

COMPLIANCE RESULTS SUMMARY

All the mortgage loans in the securitization have a Credit grade of “B” or higher and 13.62% of the mortgage loans by number have a Compliance Grade of “A.”

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	126	13.62%
B	799	86.38%
C	0	0.00%
Total	925	100.00%

CREDIT RESULTS SUMMARY

All the mortgage loans in the securitization have a Credit grade of “B” or higher and 71.46% of the mortgage loans by number have a Credit grade of “A.”

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	661	71.46%
B	264	28.54%
C	0	0.00%
Total	925	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

Approximately 99.89% of the mortgage loans in the securitization have a Valuation grade of “B” or higher and 99.68% of the mortgage loans by number have a Valuation grade of “A.” The one (1) mortgage loan with a “C” grade was caused by a secondary valuation product with a valuation variance greater than 10% from the original appraisal value.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	922	99.68%
B	2	0.22%
C	1	0.11%
Total	925	100.00%

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EXCEPTION DETAIL (“C” and “D” grades only)

The lists below details all the exceptions that would have driven an individual “B”, “C”, or “D” grade. A single loan may have contained one or more exceptions within each category.

COMPLIANCE EXCEPTIONS

The compliance exceptions listed below are all “B” graded exceptions. The majority of these exceptions relate to compliance issues related to TILA-RESPA integrated disclosure requirements.

Exception	Count
Federal HPML 2014 Compliant	717
TRID Seller Closing Disclosure	245
TRID Seller Closing Disclosure Fees Lesser than Final Closing Disclosure Seller Paid Fees	146
TRID Final Closing Disclosure Closing Date	122
TRID non-compliant: Fees were not reflected in the correct section of the disclosure.	101
TRID Final Closing Disclosure With Seller - Total Closing Costs Exceeds Limits	95
TRID Seller Closing Disclosure Fees seller paid fees do not match Consumer’s Final CD	95
TRID Zero Percent Tolerance Violation Without Sufficient Cure Provided	95
TRID Seller Closing Disclosure Contains Fees not reflected on Consumer’s Final Closing Disclosure	88
TRID Final Closing Disclosure Homeowner’s Insurance Premium Months	50
Self-Employed Tax Return Recency	27
TRID Seller Closing Disclosure Fees Greater than Final Closing Disclosure Seller Paid Fees	24
TRID Ten Percent Tolerance Violation Without Sufficient Cure Provided	23
TIL Higher Priced Mortgage Loan Safe Harbor	20
TRID Final Closing Disclosure Assumption	20
Maryland HPML Threshold Test	19
TRID Esign Consent Agreement Status	18
TRID Final Closing Disclosure Estimated Escrow Payment	18
TRID Loan Estimate Esign Consent Agreement Timing	18
Incorrect Right To Cancel Form Used - H-9 Used on Non Same Lender Refinance	17
TRID Final Closing Disclosure Prepaid Interest	17
TRID Final Closing Disclosure Without Seller - Total Closing Costs Exceeds Limits	17
RESPA Disclosure - List of Homeownership Counseling Organizations Not Provided Within 3 Business Days of Application	16
TRID Final Closing Disclosure Discount Point Percentage	13
(State HPML) Minnesota Subprime (APR Exceeds Subprime Threshold)	11
ECOA Appraisal - Copy of Appraisal Not Provided 3 Business Days Prior to Consummation	11
TRID Home Loan Toolkit Timing	10
TRID Final Closing Disclosure Prepaid Property Tax Months	9
ECOA Appraisal - Appraisal Not Provided at or Before Closing (3-Day Waiver In File)	8
TRID Alternate Table Usage	8
TRID Final Closing Disclosure Missing Seller Paid Fees Primary Residence First Lien	8
TRID Final Closing Disclosure No Seller Paid Fees Primary Residence First Lien	8
TRID Final Closing Disclosure Summaries Of Transactions - Deposit	8
Flood Insurance Escrow - Flood not Escrowed for Property in Flood Zone	7
North Carolina Rate Spread Threshold Test	7
TRID Final Closing Disclosure Fee Terminology and Order	7
TRID Final Closing Disclosure Property Value	7
Notice of Special Flood Hazard Disclosure Not Provided Timely	6
RESPA - Initial Escrow Account statement Inaccurate	6
TRID Final Closing Disclosure Total Interest Percentage	6
TRID Home Loan Toolkit Provided	6

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Exception	Count
TRID Invalid Section B Combinations	6
Check Restated Loan Designation Match - QM / ATR	5
TRID Final Closing Disclosure Closing Costs Subtotals Seller Paid - At Closing	5
TRID Final Closing Disclosure Projected P&I Min Payment Adjustable Rate Subsequent Payments	5
TRID non-compliant: Missing Seller’s Closing Disclosure.	5
Investment Property Submitted as QM	4
Maryland Counseling Agencies Disclosure Not in File	4
Miscellaneous Compliance: Non-Material Compliance Exception:	4
Other Compliance Exception (Manual Add)	4
RESPA - Initial Escrow Account Statement Not Provided Timely	4
TILA Rescission - Disbursement Date Less than 3 Business Days From Transaction Date	4
TRID Final Closing Disclosure Estimated Total Maximum Payment Adjustable Rate	4
TRID Final Closing Disclosure Estimated Total Minimum Payment Adjustable Rate	4
TRID Final Closing Disclosure Total Closing Costs Exceeds Limits Amount	4
TRID Final Closing Disclosure With Seller - Cash To Close	4
Connecticut HB5577 NP Threshold Test Fixed Loans	3
Investment Property submitted as Non-QM / Exempt from ATR	3
Michigan CMPA Home Loan Toolkit Status	3
Missing Document: Missing Lender’s Initial 1003	3
RESPA Disclosure - List of Homeownership Counseling Organizations Missing	3
TRID Closing Disclosure Total Closing Costs Exceeds Limits Amount	3
TRID Final Closing Disclosure Finance Charge	3
TRID Final Closing Disclosure Negative Fees	3
TRID Final Closing Disclosure With Seller Change - Adjustments	3
TRID Lender Credit Tolerance Violation	3
TRID Service Provider Timing	3
(State HPML) Connecticut Non-Prime Home Loan (APR Exceeds Non-Prime Threshold)	2
(State HPML) Oklahoma Higher-Priced Mortgage Loan (APR Exceeds HPML Threshold)	2
Colorado Home Loan (Tangible Net Benefit Disclosure Not Signed)	2
ECOA Appraisal - Appraisal Provided Prior to Date Performed	2
FACTA Disclosure Missing	2
Federal FACTA Disclosure Timing Test	2
Maryland Ability to Repay Not Verified	2
Michigan Consumer Mortgage Protection Act (Borrower Bill of Rights Disclosure Not Provided)	2
Paid To party cannot be determined on the Closing Disclosure. For compliance testing purposes, Paid To of Lender will be considered in lieu of UTD.	2
Possible Federal Loan Originator Compensation - Anti-Steering Disclosure Not Provided: Unable to determine Anti-Steering compliance/Safe Harbor	2
RESPA Disclosure - Affiliated Business Arrangement Disclosure Not Provided Within 3 Business Days of Application	2
TRID Final Closing Disclosure Estimated Total Minimum Payment Fixed Rate	2
TRID Final Closing Disclosure Fee Acronyms or Abbreviations	2
TRID Final Closing Disclosure Interest Rate Max Rate In Year	2
TRID Final Closing Disclosure Payment Max Amount	2
TRID Final Closing Disclosure Payment Max Amount In Year	2
TRID Final Closing Disclosure Projected Principal And Interest Payment Max Payment Adjustable Rate	2
TRID Final Closing Disclosure Summaries Of Transactions - Closing Costs Paid At Closing	2
TRID Zero Percent Tolerance Violation With Sufficient Cure Provided	2
(Fed HPML Provision) Federal Higher-Priced Mortgage Loan (Flipped Property - Borrower Charged for 2 Appraisals)	1
(Missing Data) Last Rate Set Date	1
(TX50(a)(6)) Texas Cash-out Loan (T-42 Endorsement Not Obtained)	1

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Exception	Count
Colorado Consumer Credit Code (First Lien Refinance Notice Not Provided)	1
Colorado Home Loan (Ability to Repay not Verified)	1
Federal HPML 2014 Non Compliant	1
Michigan Consumer Mortgage Protection Act (Borrower Bill of Rights Disclosure Not Provided Timely)	1
Ohio Consumer Sales Practices Act (Closing Disclosure Not Provided Timely)	1
QM Points and Fees	1
TRID Final Closing Disclosure AIR Table Subsequent Change Frequency	1
TRID Final Closing Disclosure Borrower Closing Costs	1
TRID Final Closing Disclosure Borrower Other Costs	1
TRID Final Closing Disclosure Demand Feature	1
TRID Final Closing Disclosure Estimated Taxes, Insurance And Assessments	1
TRID Final Closing Disclosure Fee Terminology	1
TRID Final Closing Disclosure Flood Insurance Escrow	1
TRID Final Closing Disclosure Interest Rate	1
TRID Final Closing Disclosure Interest Rate Adjusts Every	1
TRID Final Closing Disclosure Late Payment Test	1
TRID Final Closing Disclosure Lender Credit	1
TRID Final Closing Disclosure Lender Credits	1
TRID Final Closing Disclosure Negative Amortization	1
TRID Final Closing Disclosure No Seller Paid Fees Non Primary Residence	1
TRID Final Closing Disclosure Payment Adjusts Every	1
TRID Final Closing Disclosure Summaries Of Transactions - Cash From To Borrower	1
TRID Final Closing Disclosure Summaries Of Transactions - Seller Credit	1
TRID Final Closing Disclosure Total Of Payments	1
TRID Final Closing Disclosure Will Have Escrow - Escrowed Property Costs Year 1	1
TRID Final Closing Disclosure Will Have Escrow - Monthly Escrow Payment	1
TRID Final Closing Disclosure Will Have Escrow Account	1
TRID Final Closing Disclosure Will Not Have Escrow - Property Costs Year 1	1
TRID Final Closing Disclosure Will Not Have Escrow Account	1
TRID Final Closing Disclosure With Seller Change - Deposit	1
TRID Final Closing Disclosure With Seller Change - Down Payment	1
TRID Final Closing Disclosure With Seller Change - Seller Credit	1
TRID Final Closing Disclosure With Seller Value - Total Closing Costs	1
TRID Final Closing Disclosure Without Seller - Cash To Close	1
TRID Final Closing Disclosure Without Seller - Closing Costs Financed	1
TRID Invalid Section C Combinations	1
TRID Service Provider - Compliant	1
TRID Settlement Service Provider Status	1
TRID Ten Percent Tolerance Violation With Sufficient Cure Provided	1

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CREDIT EXCEPTIONS

The credit exceptions listed below are all “B” graded exceptions.

Exception	Count
Credit Exception: Misc. Guideline Exception	109
Guideline Requirement: Investor qualifying total debt ratio discrepancy.	53
Guideline Requirement: PITIA reserves months discrepancy.	30
Guideline Requirement: Loan to value discrepancy.	24
Guideline Requirement: Representative FICO score discrepancy.	21
Payment Shock exceeds credit guidelines.	11
Missing Document: Verification of Rent (VOR) / Verification of Mortgage (VOM) not provided	6
Guideline Issue: Foreclosure timeline outside of credit guidelines	5
Borrower is a First Time Home Buyer and payment shock is greater than 250% and exceeds guidelines.	4
Guideline Requirement: Disposable income discrepancy.	4
Guideline Issue: Number of properties financed exceeds amount allowed by guidelines.	3
Income Docs Missing:	3
Payment Shock of: XYZ% exceeds guidelines.	3
Public Record Issue:	3
FEMA Disaster Issue: The subject property is located in a FEMA disaster that does not have a declared end date.	2
Guideline Issue: Seller concessions exceeds the amount allowed per credit guidelines	2
Guideline Issue:Insufficient asset documentation.	2
1003 Error: Own/Rent was not provided	1
AUS Findings: Available for Reserves discrepancy.	1
Borrower(s) are excluded from eligibility.	1
Credit Issue: Charged off accounts on credit report were not satisfied at closing per loan approval.	1
Credit Report Error: Liability Type was not provided	1
Disposable income is less than $1,500.00 and below guideline minimum.	1
Employment Error: Employment company not provided.	1
Employment/Income Error: Employment or Income source is unlikely to continue.	1
Guideline Issue: Derogatory consumer credit outside of credit guidelines	1
Guideline Issue: Derogatory mortgage payments outside of credit guidelines	1
Guideline Issue: Derogatory rental history outside of credit guidelines	1
Guideline Requirement: Debt service months discrepancy.	1
Guideline Requirement: High loan to value discrepancy.	1
Guideline Requirement: Total cash-out discrepancy.	1
Income Error: Income is unlikely to continue.	1
Loan product type is ineligible as required by guidelines.	1
Miscellaneous Credit (Non-Material):	1
Missing Document: Alternative credit requirements are not satisfied.	1
Missing Document: Foreclosure not provided	1
Missing Document: Pay History not provided	1
Missing Document: Purchase Agreement / Sales Contract not provided	1
Subject property has environmental problems noted by appraiser or visible in the photos	1
Valuation Error: Appraiser used less than 3 sold comparables to determine value.	1

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VALUATION EXCEPTIONS

There were three (3) total valuation exceptions; however, there was only one (1) “C” graded valuation exception.

Exception	Count
BPO value is less than Appraised value by at least 10%. (“C” Exception)	1
Valuation Error: Desk review value not provided. (“B” Exception)	2

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ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

Amortization Type	# Mortgage Loans	% of Mortgage Loans
ARM	510	55.14%
Fixed	415	44.86%
Total	925	100.00%

Lien Position	# Mortgage Loans	% of Mortgage Loans
1	925	100.00%
Total	925	100.00%

Mortgage Loan Purpose	# Mortgage Loans	% of Mortgage Loans
Cash Out: Debt Consolidation	27	2.92%
Cash Out: Home Improvement/Renovation	4	0.43%
Cash Out: Other/Multi-purpose/Unknown Purpose	55	5.95%
First Time Home Purchase	147	15.89%
Other –than-first-time Home Purchase	635	68.65%
Rate/Term Refinance – Borrower Initiated	57	6.16%
Total	925	100.00%

Original Term	# Mortgage Loans	% of Mortgage Loans
241 - 360 Months	925	100.00%
Total	925	100.00%

Property Type	# Mortgage Loans	% of Mortgage Loans
Single Family Detached	393	42.49%
Co-op	2	0.22%
Condo, Low Rise	131	14.16%
Condo, High Rise	39	4.22%
Condotel	3	0.32%
PUD	312	33.73%
Townhouse	27	2.92%
1 Family Attached	3	0.32%
2 Family	11	1.19%
3 Family	4	0.43%
Total	925	100.00%

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Occupancy	# Mortgage Loans	% of Mortgage Loans
Owner-occupied	795	85.95%
Second Home	64	6.92%
Investment Property	66	7.14%
Total	925	100.00%

*Numbers may not add to 100% due to rounding.

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